Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 1 Q1 2026 Business Update May 8, 2026 Where Power Unlocks Compute 2.3 GW HPC Portfolio | 522 MW Leased

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 2 This presentation is for informational purposes only and contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) our ability to attract additional customers to lease our HPC data centers; (2) our ability to complete our data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (3) operational risks associated with our data centers and our ability to perform under our existing data center lease agreements; (4) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (5) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates;(6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing);(8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow our business and operations; and (9) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. SAFE HARBOR STATEMENT

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Power is the primary constraint in AI infrastructure growth WULF controls scalable, power-advantaged sites across key markets Positioned to partner with utilities as interconnection dynamics evolve Long-term, credit-backed contracts drive stable, recurring cash flows Platform supports targeted 250–500 MW of annual contracted growth WULF Investment Case Power is the constraint. We control it. 3

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 WULF Platform Snapshot ➢ Targeting 250–500 MW of annual HPC critical IT capacity signings ➢ Sourcing from a disciplined pipeline of evaluated sites ➢ Deploying capital exclusively into power-advantaged infrastructure ➢ Operating in jurisdictions with clear, durable regulatory frameworks ➢ Repeatable model driving contracted capacity and cash flow growth Scaled, disciplined platform positioned for multi-year growth 2.3 GW 4 Capacity figures represent critical IT MWs. Average annualized NOI includes TeraWulf’s 50.1% interest in Abernathy’s net operating income. Abernathy is not consolidated in TeraWulf’s financial statements; the investment is accounted for under the equity method, with TeraWulf’s proportionate share reflected as “equity in net income of investee, net of tax” in the consolidated statement of operations. 522 MW LEASED CAPACITY 5 -SITE CONTROLLED PIPELINE DIVERSIFIED PLATFORM $13B+ REVENUE CONTRACTED ~$815M AVG ANNUAL NOI Long-term, credit-backed contracts | 10–25-year lease terms | Hyperscaler-grade infrastructure

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 WULF Playbook 5 CONTROL POWER + CONTRACT CAPACITY 10–25-year HPC leases 250–500 MW annually FINANCE CAPACITY Senior secured amortizing debt during construction Callable in short-term BUILD DATA CENTERS Standardized design + serial delivery Tenant-aligned deployment GENERATE NOI Long-term contracted revenue Low-teens yield on cost REFINANCE / DELEVER Long-duration, bullet maturity infra debt ~4x stabilized leverage EQUITY VALUE CREATION Cash flow and value unlock realized at parent REINVEST IN GROWTH Capital recycled for next contracted capacity Annual Capital Formation 250-500 MW critical IT @ $8-10M/MW = $2.0B-$5.0B Stabilized Economics ~85% target NOI margin on contracts Ownership Alignment ~25% insider ownership Mgmt, Board, and affiliates Operating Engine Capital Engine Repeatable, scalable infrastructure engine

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Critical IT MWs Are What Matters Gross MW = Scale. Critical IT MW = Monetizable Capacity. 2,272 MW 2,870 MWTotal Platform (Gross) Total Platform (Critical IT) 6 ➢ Industry-leading PUE of 1.25 ➢ Lower PUE = higher efficiency, lower operating cost, and greater power to compute conversion – yielding more revenues and profitability per MW (1) Abernathy JV capacity figures represent TeraWulf’s 50.1% joint venture interest. Site Market Gross Critical IT Contracted Open Lake Mariner NYISO 750 600 438 162 Abernathy JV SPP 240 168 84 84 Lake Hawkeye NYISO 400 320 0 320 Justified Data MISO 480 384 0 384 Chesapeake Data PJM 1,000 800 0 800 Total 2,870 2,272 522 1,750 “Headline” MWs Monetized MWs WULF is a leader in monetizable critical IT scale

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Execution Defines 2026 Deliver Capacity | Secure Leases | Advance Pipeline ➢ CB-3 on track for completion ➢ CB-4 / CB-5 progressing to delivery in 2026 ➢ Kentucky tenant expected in Q2 2026 ➢ Advancing next phase of pipeline expansion ➢ 60 MW energized and generating revenue 7

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Serial Delivery Model Proven ability to deliver critical IT capacity sequentially at scale ➢ WULF Den (2 MW) ➢ CB-1 (16 MW) ➢ CB-2A (21 MW) ➢ CB-2B (21 MW) DELIVERED TO DATE(1) UNDER CONSTRUCTION CONTROLLED PIPELINE ➢ CB-3 (42 MW, May) ➢ CB-4 (168 MW, Q3) ➢ CB-5 (168 MW, Q4) ➢ Abernathy JV (84 MW, Q4) ➢ Lake Mariner (162 MW) ➢ Lake Hawkeye (320 MW) ➢ Justified Data (384 MW) ➢ Chesapeake Data (800 MW) ➢ Abernathy JV Option (84 MW) 8 Capacity figures represent critical IT MWs. (1) As of March 31, 2026

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 The Constraint Our Advantage ➢ Brownfield Redevelopment • Repurpose legacy industrial sites • Proven redevelopment track record ➢ Power Market Expertise • 30+ years in power development • Deep expertise in grid dynamics ➢ Integrated generation strategy (BYOG) • Control scalable, power-ready sites • Develop net generator campuses (e.g., Morgantown) ➢ Interconnection queues backlogged ➢ Transmission capacity limited ➢ New generation needed to support demand Power Is The Constraint – And We Control It The next phase of AI infrastructure requires a vertically integrated power strategy ➢ Accelerated time to power ➢ De-risked, sequential delivery ➢ Alignment with hyperscaler requirements What That Enables 9

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Capacity figures represent critical IT MWs. Future deployment figures assume an incremental 250-500 MW annually and are subject to customer demand and regulatory approvals for power draw beyond existing interconnection agreements. (1) Abernathy figures represent TeraWulf’s 50.1% joint venture interest. 10 60 60 60 60 60 378 378 378 378 378 84 84 84 84 84 250 500 750 1,000 1,250 250 500 750 1,000 1,250 2026 2027 2028 2029 2030 Core42 (LMD) Fluidstack (LMD) Fluidstack (Abernathy) Development - Low End Development - High End 1.0 – 1.5 GW 1.3 – 2.0 GW 1.5 – 2.5 GW 0.8 - 1.0 GW 1.8 – 3.0 GW Leased Capacity + Pipeline Contracted Capacity 522 MW LMD Expansion 162 MW Lake Hawkeye 320 MW Justified Data 384 MW Chesapeake Data 800 MW Abernathy JV Option 84 MW 2.3 GW Multi -Year Development Runway Platform capacity to support 250–500 MW of annual critical IT signings ✓ Multi-year visibility into contracted capacity growth ✓ Multiple pathways to scalable growth 1

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Financial Metric Q1 2026 Commentary Revenue $34.0M ➢ 117% increase in HPC revenue QoQ partially offset by 50% decrease in mining revenue Gross HPC Lease Revenue $21.0M ➢ >60% of total Q1 2026 revenue Adjusted EBITDA $(4.1)M ➢ Improved ~$47M from prior quarter driven by normalized SG&A (ex SBC) and segment margin expansion Cash, Cash Equivalents, and Restricted Cash $3.1B ➢ Cash balance as of March 31, 2026 Net Debt1 $2.7B ➢ $2.5B Convertible Notes @ TeraWulf ➢ $3.2B Senior Secured Notes @ WULF Compute ➢ $0.1B Bridge Credit Facility @ KY Q1 2026 Snapshot – Financial Transition (1) Net debt is calculated as total debt of $5.8 billion (comprising $2.5 billion of Convertible Notes at TeraWulf, $3.2 billion of Senior Secured Notes at WULF Compute, and $0.1 Billion of Bridge Credit Facility at Kentucky subsidiary) less $3.1 billion of cash, cash equivalents, and restricted cash. 11 ➢ HPC now >60% of revenue ➢ Intentional transition toward contracted HPC revenue ➢ Revenue increasingly driven by long-term contracted cash flows ➢ Credit-backed counterparties enhance predictability and durability ➢ High-margin infrastructure economics emerging at scale ➢ Capital structure aligned with long- duration contracted assets Transition to recurring, contracted revenue

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Why TeraWulf 12 ✓ Power-controlled platform with regional diversity ✓ Contract-first development model ✓ Proven execution at scale ✓ Long-duration contracted cash flows ✓ Positioned for next phase of AI infrastructure growth Lake Mariner Lake Hawkeye Chesapeake Data Justified Data Abernathy JV Multi-regional HPC infrastructure platform positioned across key U.S. power markets

APPENDIX

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Broad Universe of Potential Sites Infrastructure & Regulatory Screening Feasibility & Commercial Assessment Active Pursuit & Final Diligence Phase I 500 MW to 5 GW Identify areas where infrastructure fundamentals align ✓ Proximity to generation and transmission ✓ Regional grid strength ✓ Land use and zoning compatibility ✓ State and utility regulatory environment Phase II 100 - 300 sites Remove speculative or constrained sites ✓ Interconnection capacity and cost ✓ Market and pricing dynamics ✓ Fiber availability and latency routes ✓ Community receptivity Phase III 10 - 15 aligned sites Quantify buildability and alignment with strategic objectives ✓ Engineering, supply chain, and grid diligence ✓ Environmental and permitting assessments ✓ Stakeholder alignment ✓ Time to power Phase IV 3 - 5 pursued sites De-risk and advance high- confidence opportunities ✓ Land control ✓ Power agreement negotiations ✓ Final economic validation and stakeholder signoff Refined subset of locations technically and politically possible Comprehensive inventory of viable locations for screening Clear visibility into cost and execution risk 14 <1% advance to development 25+ years of experience driving disciplined site acquisition Sourcing and Evaluation of Potential Sites

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 ➢ Strong state and community support ➢ Recognized economic anchor project for the State 15 Justified Data: The Immediate Power Campus Hawesville, KY | 480 MW Campus in MISO 480 MW IMMEDIATE POWER ACTIVE HYPERSCALER DEMAND LOCAL ALIGNMENT EXPANSION OPTIONALITY ➢ Additional scalable capacity ➢ Grid-powered or on-site gen ➢ Active potential customer engagement ➢ Data room open; diligence process underway ➢ Targeting 2H 2027 delivery CUSTOMER DEMAND Capacity figures represent gross MWs.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 ➢ 500 MW generation ➢ 250 MW battery storage ➢ 500 MW data center load 16 PHASE I ➢ Former coal-generation campus in NoVA corridor ➢ Designed to be a net contributor to Maryland grid reliability ➢ Active engagement with Maryland stakeholders GENERATION + STORAGE + LOAD INTEGRATION Chesapeake Data: The Power + Load Differentiator Morgantown, MD | Net Generator Campus in PJM 1 GW ON-SITE GENERATION 1 GW DATA CENTER LOAD 500 MW BATTERY STORAGE ➢ 500 MW generation ➢ 250 MW battery storage ➢ 500 MW data center load PHASE II Capacity figures represent gross MWs.

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Capital Structure Funded platform with substantial liquidity ($ in billions) As of March 31, 2026 (1) Includes contingency (2) Reflects payments to EPC contractor, Hypertec. 50.1% Ownership Cash Convertible Notes $0.3 $2.5 WULF Compute (NY / NYISO) Cash DSRA + IDC Adjusted Cash Capex Spend Capex Spend Remaining (1) Senior Secured Notes $2.8 (0.5) $2.3 $1.5 $2.2 $3.2 $1,479 (100) (225 TBD $268 $1,087 $1,300 Chesapeake Data (MD / PJM) $1,479 (100) (225) TBD $268 $1,087 $1,300 Lake Hawkeye (NY / NYISO) 17 FUNDED PLATFORMS DEVELOPMENT PLATFORMS Flash Compute (TX / SPP) Cash HoldCo LockBox DSRA + IDC + LOC Adjusted Cash Capex Spend Capex Spend Remaining (2) Senior Secured Notes $1.4 (0.1) (0.2) $1.0 $0.4 $0.9 $1.3 Justified Data (KY / MISO) Cash Bridge Credit Facility $0.1 $0.1

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 85% Committed CapEx Top 5 Remaining CapEx2 Remaining CapEx Adjusted Committed CapEx WULF Compute1 CB-3 CB-4 CB-5 54% 17%29% 86% 8% 72% 18% 10% 86% 11% 3% (1) Includes La Lupa (CB-2) and Akela (CB-3 + CB-4 + CB-5) (2) Reflects the next five largest outstanding equipment purchase orders for each building, many of which have purchase orders in hand. 18 WULF Compute Construction Capex Summary ~82% of WULF Compute construction capex secured 6%

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 $22.0 $23.7 $5.9 $10.2 $5.0 $6.0 $15.2 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2Q25 3Q25 4Q25 1Q26 Mining Margin HPC Margin HPC segment margin expands 152% QoQ Non-GAAP Segment Margin ($M) 1 $14.5 $18.1 ($51.1) ($4.1) 2Q25 3Q25 4Q25 1Q26 Non-GAAP Adjusted EBITDA ($M) (1) Calculated as Revenue less Cost of Revenue (exclusive of depreciation, inclusive of demand response proceeds) and Operating Expenses. (2) HPC Segment Margin adjusted for $1.2 million of tenant fit-out revenue and associated costs, and $4.1 million of development and pre-revenue operating costs. (3) HPC Segment Margin adjusted for $2.1 million of tenant fit-out revenue and associated costs, $3.5 million of pre-revenue operating costs at WULF Compute, and $2.1 million of development costs. 19 (2) WULF Quarterly Performance (3)

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Note: All values in thousands except number of shares and loss per common share. 20 Three Months Ended March 31, 2026 2025 Revenue: Digital asset revenue $ 12,990 $ 34,405 HPC lease revenue 21,022 — Total revenue 34,012 34,405 Costs and expenses: Cost of revenue (exclusive of depreciation shown below) 2,361 24,553 Operating expenses 8,848 1,144 Operating expenses — related party 2,186 1,748 Selling, general and administrative expenses 127,132 46,573 Selling, general and administrative expenses — related party 159 3,571 Depreciation 43,709 15,574 Loss on fair value of digital assets, net 653 870 Impairment of property, plant, and equipment 8,876 — Total costs and expenses 193,924 94,033 Operating loss (159,912) (59,628) Interest expense (87,650) (4,049) Change in fair value of warrants (216,325) — Interest income 29,411 2,259 Loss before income tax and equity in net (loss) income of investee (434,476) (61,418) Income tax provision (28) — Equity in net loss of investee, net of tax (11,548) — Net loss $ (446,052) $ (61,418) Less: net loss attributable to noncontrolling interests (69) — Loss per common share: Basic and diluted $ (1.05) $ (0.16) Weighted average common shares outstanding: Basic and diluted 422,999,671 383,149,511 Statement of Operations

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Note: In thousands, except number of shares, per share amounts and par value. 21 March 31, 2026 December 31, 2025 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 2,629,995 $ 3,266,389 Restricted cash 196,282 189,933 Accounts receivable 5,604 1,212 Digital assets 1,237 270 Prepaid expenses 20,573 6,272 Other current assets 13,737 14,197 Total current assets 2,867,428 3,478,273 Property, plant and equipment, net 2,582,169 1,507,699 Equity in net assets of investee 434,460 446,008 Goodwill 55,457 55,457 Operating lease right-of-use asset 102,866 103,975 Finance lease right-of-use asset 118,576 119,338 Restricted cash 266,466 266,453 Deferred charges 572,774 572,888 Other assets 8,257 8,091 TOTAL ASSETS $ 7,008,786 $ 6,558,182 LIABILITIES AND STOCKHOLDERS' EQUITY March 31, 2026 Dec 31, 2025 CURRENT LIABILITIES: Accounts payable $ 227,598 $ 65,139 Accrued construction liabilities 201,779 102,582 Accrued interest 114,825 52,775 Other accrued liabilities 87,458 74,170 Other amounts due to related parties 459 200 Current portion of deferred rent liability 61,006 58,184 Current portion of operating lease liability 2,065 2,015 Current portion of finance lease liability 2 2 Warrant liabilities 1,061,024 844,698 Short-term debt 98,573 — Current portion of long-term debt 43,564 46,316 Short-term convertible notes 490,354 489,767 Total current liabilities 2,384,870 1,735,848 Deferred rent liability, net of current portion 9,712 23,285 Operating lease liability, net of current portion 21,760 22,309 Finance lease liability, net of current portion 289 289 Long-term debt 3,060,194 3,052,240 Convertible notes 1,597,266 1,582,788 Deferred tax liabilities 104 76 Other liabilities 7,732 902 TOTAL LIABILITIES 7,086,406 6,417,737 STOCKHOLDERS' EQUITY: Preferred stock — — Common stock 450 444 Additional paid-in capital 1,493,611 1,285,202 Treasury stock (151,509) (151,509) Accumulated deficit (1,439,675) (993,692) Total TeraWulf, Inc. stockholders’ (deficit) equity (97,123) 140,445 Noncontrolling interests 1,154 — Total (deficit) equity (95,969) 140,445 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 7,008,786 $ 6,558,182 Balance Sheet

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 Note: All values in thousands. The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measure” under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Mar 31, 2026, Form 10-Q. 22 RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA Three Months Ended March 31, 2026 Three Months Ended March 31, 2025 Net loss attributable to TeraWulf, Inc. (427,634) (61,418) Net loss attributable to non-controlling interest (69) — Net loss $ (427,703) $ (61,418) Adjustments to reconcile net loss to non-GAAP Adjusted EBITDA: Equity in net loss of investee, net of tax 11,548 — Income tax provision 28 — Interest income (29,411) (2,259) Change in fair value of warrants 216,325 — Interest expense 67,071 4,049 Impairment of property, plant, and equipment 25,697 — Depreciation 28,477 15,574 Accretion of asset retirement obligations 168 — Amortization of right-of-use asset 1,871 685 Stock-based compensation expense 101,418 38,674 Acquisition-related transaction costs 438 — Non-GAAP Adjusted EBITDA $ (4,073) $ (4,695) Adjusted EBITDA

Geom Slide Title – 28 Franklin Gothic Med Header – 14 Franklin Gothic Book Content Text – 14 Franklin Gothic Book Chart Content – 10 RGB 33 – 40 – 64 20 – 135 – 211 129 – 200 – 255 205 – 217 – 225 74 – 88 – 135 Outline: black, ½ pt. 255 – 177 – 0 1. Dilution figures assume principal of $500M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method). 2. Dilution figures assume principal of $1,000M is repaid in cash and the cash value of the capped call is utilized to repurchase shares (based on the Treasury Method). 3. Dilution figures assume principal of $1,025M is repaid in cash. 23 TeraWulf Capitalization Table As of March 31, 2026 Outstanding 20.00$ 21.50$ 23.00$ 24.50$ 26.00$ 27.50$ 29.00$ 30.50$ Common Stock 425,050 425,050 425,050 425,050 425,050 425,050 425,050 425,050 425,050 2030 Convertible Notes 21,226 23,859 26,148 28,157 29,935 31,518 32,938 34,217 2031 Convertible Notes 4,989 10,254 14,833 18,851 22,405 25,572 28,411 30,971 2032 Convertible Notes 161 3,736 6,845 9,574 11,988 14,138 16,066 17,804 Warrants to Purchase Common Stock $0.010 Exercise Price 73,580 73,543 73,546 73,548 73,550 73,552 73,553 73,555 73,556 $1.000 Exercise Price 1,287 1,223 1,227 1,231 1,234 1,238 1,240 1,243 1,245 $1.925 Exercise Price 6,012 5,433 5,474 5,509 5,540 5,567 5,591 5,613 5,633 Subtotal 80,879 80,199 80,247 80,288 80,324 80,356 80,385 80,410 80,433 Omnibus Incentive Plan Equity Awards - Unvested 36,684 36,684 36,684 36,684 36,684 36,684 36,684 36,684 36,684 Restricted Stock Units Performance-based Restricted Stock Units $16 vesting, as defined 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 $18 vesting, as defined 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 $20 vesting, as defined 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 2,695 $22 vesting, as defined 2,695 - - 2,695 2,695 2,695 2,695 2,695 2,695 Subtotal 47,464 44,769 44,769 47,464 47,464 47,464 47,464 47,464 47,464 Estimated Diluted Share Count 553,393 576,394 587,915 600,629 609,420 617,198 624,127 630,339 635,940 Estimated Diluted Shares at Various Share Prices (Based on the Treasury Method)